MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES
                                                          Two World Trade Center

LETTER TO THE SHAREHOLDERS April 30, 2000               New York, New York 10048

DEAR SHAREHOLDER:

The U.S. economy continued its unprecedented expansion into the new year. Strong growth pushed the unemployment rate to a 30-year low. Rising commodity prices heightened concern about inflation. The price of oil moved above $30 per barrel prior to ending April at $25 per barrel. Between June 1999 and March 2000, the Federal Reserve Board raised the federal funds rate in five, 25 basis-point moves to reach 6.00 percent. The Fed subsequently demonstrated its resistance to inflation by raising the federal funds rate another 50 basis points to 6.50 percent in May. Economic growth and a less accommodative monetary policy caused long-term interest rates to increase throughout 1999. In February, the U.S. Treasury announced plans to retire debt with the federal budget surplus. This precipitated a 50-75 basis-point rally in longer Treasury maturities.

MUNICIPAL MARKET CONDITIONS

The long-term insured municipal index began 1999 near a record low yield of 5.05 percent but increased to 5.97 percent by calendar year-end. This index reached a high of 6.18 percent in January 2000 before ending April at 5.93 percent. Because bond prices move inversely to changes in interest rates, higher yields caused bond prices to decline significantly last year and improve modestly in the first four months of 2000.

The ratio of municipal yields as a percentage of Treasury yields has been used historically as a measure of relative value. Over the past five years the ratio has ranged between an average high of 93 percent and an average low of 85 percent. The increase in the ratio from 92 percent at the end of 1999 to 99 percent at the end of April 2000 was primarily the result of the magnitude of the rally in long Treasuries. A rising yield ratio indicates weaker relative performance by municipals.

Higher interest rates reduced municipal market underwriting in 1999. New-issue volume declined 20 percent last year. Refunding activity, the most interest-rate-sensitive component of supply, was down more than

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

50 percent. In the first four months of this year, volume was 30 percent lower than in the same period last year.

                         30-YEAR BOND YIELDS 1994-2000

                                    [GRAPH]

           U.S.                Insured             Insured Municipal
           Treasury            Municipal           Yields as a Percentage
           Yields              Yields              of U.S. Treasury Yields
1994        5.40                6.34               85.17
            5.40                6.24               86.54
            5.80                6.66               87.09
            6.40                7.09               90.27
            6.35                7.32               86.75
            6.25                7.43               84.12
            6.50                7.61               85.41
            6.25                7.39               84.57
            6.30                7.45               84.56
            6.55                7.81               83.87
            6.75                7.96               84.80
            7.00                8.00               87.50
            6.75                7.88               85.66
1995        6.40                7.70               83.12
            6.15                7.44               82.66
            6.15                7.43               82.77
            6.20                7.34               84.47
            5.80                6.66               87.09
            6.10                6.62               92.15
            6.10                6.86               88.92
            6.00                6.66               90.09
            5.95                6.48               91.82
            5.75                6.33               90.84
            5.50                6.14               89.58
            5.35                5.94               90.07
1996        5.40                6.03               89.55
            5.60                6.46               86.69
            5.85                6.66               87.84
            5.95                6.89               86.36
            6.05                6.99               86.55
            5.90                6.89               85.63
            5.85                6.97               83.93
            5.90                7.11               82.98
            5.70                6.93               82.25
            5.65                6.64               85.09
            5.50                6.35               86.61
            5.60                6.63               84.46
1997        5.70                6.79               83.95
            5.65                6.80               83.09
            5.90                7.10               83.10
            5.75                6.94               82.85
            5.65                6.91               81.77
            5.60                6.78               82.60
            5.30                6.30               84.13
            5.50                6.61               83.21
            5.40                6.40               84.38
            5.35                6.15               86.99
            5.30                6.05               87.60
            5.15                5.92               86.99
1998        5.15                5.80               88.79
            5.20                5.92               87.84
            5.25                5.93               88.53
            5.35                5.95               89.92
            5.20                5.80               89.66
            5.20                5.65               92.04
            5.18                5.71               90.72
            5.03                5.27               95.45
            4.95                5.00               99.00
            5.05                5.16               97.87
            5.00                5.06               98.81
            5.05                5.10               99.02
1999        5.00                5.09               98.23
            5.10                5.58               91.40
            5.15                5.63               91.47
            5.20                5.66               91.87
            5.30                5.83               90.91
            5.47                5.96               91.78
            5.55                6.10               90.98
            5.75                6.06               94.88
            5.85                6.05               96.69
            6.03                6.16               97.90
            6.00                6.29               95.39
            5.97                6.48               92.13
2000        6.18                6.49               95.22
            6.04                6.14               98.37
            5.82                5.83               99.83
            5.91                5.96               99.16

Source: Municipal Market Data -- A Division of Thomson Financial Municipal Group and Bloomberg L.P.

PERFORMANCE

During the six-month period ended April 30, 2000, the net asset value (NAV) of Morgan Stanley Dean Witter Insured California Municipal Securities (ICS) increased from $14.42 to $14.58 per share. Based on this change, plus a reinvestment of tax-free dividends totaling $0.375 per share, the Trust's total NAV return was 4.00 percent. ICS's value on the New York Stock Exchange (NYSE) increased from $12.9375 to $13.00 per share during this period. Based on this change plus reinvestment of tax-free dividends, ICS's total market return was
3.43 percent. On April 30, 2000, ICS's share price was at a 10.84 percent discount to its NAV.

Monthly dividends for the second quarter of 2000, declared in March, were unchanged at $0.0625 per share. The Trust's level of undistributed net investment income was $0.07 per share on April 30, 2000, versus $0.06 per share six months earlier.

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

PORTFOLIO STRUCTURE

The Trust's investments were diversified among 11 long-term sectors and 29 credits. At the end of April, the portfolio's average maturity was 21 years. Average duration, a measure of sensitivity to interest rate changes, was 9.4 years. Current information on the portfolio's credit enhancements and sector distribution is provided in the accompanying charts and tables. Optional call provisions and their respective cost (book) yields are also shown.

LOOKING AHEAD

The Federal Reserve Board has expressed concern about consumer wealth and rising prices. We anticipate that the central bank will continue to increase short-term interest rates in an effort to slow the economy. We believe municipal bonds continue to offer tax-conscious investors good long-term value.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the six-month period ended April 30, 2000, the Trust purchased and retired 1.8 percent of its common stock (76,400 shares) at a weighted average market discount of 10.51 percent. The anti-dilutive effect of acquiring treasury shares is reported in the table of financial highlights on page 17.

We appreciate your ongoing support of Morgan Stanley Dean Witter Insured California Municipal Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

[LARGEST SECTORS BAR GRAPH]

LARGEST SECTORS as of April 30, 2000
(% of Net Assets)
TAX ALLOCATION                  26%
HOSPITAL                        13%
WATER & SEWER                   12%
TRANSPORTATION                  11%
GENERAL OBLIGATION              10%
MORTGAGE                         8%
EDUCATION                        5%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

[CREDIT ENHANCEMENTS PIE CHART]


CREDIT ENHANCEMENTS AS OF APRIL 30, 2000
(% OF TOTAL LONG-TERM PORTFOLIO)
MBIA              36.00%
AMBAC             35.00%
FGIC              14.00%
FSA               12.00%
CONNIE LEE         3.00%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

                     CALL AND COST (BOOK) YIELD STRUCTURE
                                 APRIL 30, 2000

                                            WEIGHTED AVERAGE
                                        CALL PROTECTION: 5 YEARS

[BAR GRAPH]

YEAR
BONDS                                   PERCENT
CALLABLES                               CALLABLE*
2001                                         0%
2002                                         0%
2003                                        42%
2004                                        38%
2005                                         3%
2006                                         0%
2007                                         0%
2008                                        10%
2009                                         4%
2010+                                        3%


                                            WEIGHTED AVERAGE
                                            BOOK YIELD: 6.13%

YEAR                          COST
BONDS                         (BOOK)
CALLABLES                     YIELD**
2001                          0.0%
2002                          0.0%
2003                          6.2%
2004                          6.3%
2005                          6.3%
2006                          0.0%
2007                          0.0%
2008                          5.7%
2009                          5.9%
2010+                         5.1%

*% Based on Long-Term Portfolio.

** Cost or "book" yield is the annual income earned on a portfolio investment based on its original purchase price before Trust operating expenses. For example, the Trust earned a book yield of 6.2% on 42% of the bonds in the long-term portfolio that are callable in 2003.

   Portfolio structure is subject to change.

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

PORTFOLIO OF INVESTMENTS April 30, 2000 (unaudited)

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
----------------------------------------------------------------------------------------------------------
            CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (97.4%)
            General Obligation (9.5%)
 $ 3,000    California, Various Purpose 03/01/94 (FSA)..................   5.50%   03/01/20    $2,915,130
   3,000    Moulton-Niguel Water District, 1993 Refg (MBIA).............   5.00    09/01/19     2,693,940
 -------                                                                                       ----------
   6,000                                                                                        5,609,070
 -------                                                                                       ----------

            Educational Facilities Revenue (4.6%)
            California Educational Facilities Authority,
   1,500     National University Ser 1994 (Connie Lee)..................   6.20    05/01/21     1,534,636
     690     Santa Clara University Ser 1999 (AMBAC)....................   5.25    09/01/16       675,144
     545     Santa Clara University Ser 1999 (AMBAC)....................   5.25    09/01/17       528,666
 -------                                                                                       ----------
   2,735                                                                                        2,738,446
 -------                                                                                       ----------

            Electric Revenue (3.1%)
   1,000    Anaheim Public Financing Authority, San Juan 2nd Ser
             (FGIC).....................................................   5.75    10/01/22       992,480
   1,000    Burbank, Electric Ser 1998 (FSA)............................   4.75    06/01/23       841,520
 -------                                                                                       ----------
   2,000                                                                                        1,834,000
 -------                                                                                       ----------

            Hospital Revenue (12.6%)
   2,000    Anaheim, Anaheim Memorial Hospital Association COPs
             (AMBAC)....................................................   5.13    05/15/20     1,830,100
   3,000    California Health Facilities Financing Authority, Catholic
             Healthcare West
             Ser 1994 B (AMBAC).........................................   5.00    07/01/21     2,623,230
   3,000    California Statewide Communities Development Authority,
             Sharp Health Care COPs (MBIA)..............................   6.00    08/15/24     3,019,980
 -------                                                                                       ----------
   8,000                                                                                        7,473,310
 -------                                                                                       ----------

            Mortgage Revenue - Multi-Family (5.2%)
   3,000    Los Angeles Community Redevelopment Agency, 1994 Ser A
             (AMBAC)....................................................   6.45    07/01/17     3,057,660
 -------                                                                                       ----------

            Mortgage Revenue - Single Family (2.6%)
   1,550    California Housing Financing Agency, 1995 Ser B (AMT)
             (AMBAC)....................................................   6.25    08/01/14     1,532,981
 -------                                                                                       ----------

            Public Facilities Revenue (3.3%)
   1,000    Glendale Unified School District, 1994 Ser A COPs (AMBAC)...   6.00    03/01/19     1,016,130
   1,000    Los Angeles Convention & Exhibition Center Authority, 1993
             Refg Ser A (MBIA)..........................................   5.38    08/15/18       965,480
 -------                                                                                       ----------
   2,000                                                                                        1,981,610
 -------                                                                                       ----------

            Tax Allocation Revenue (26.3%)
   3,000    Bay Area Government Association, Pool 1994 Ser A (FSA)......   6.00    12/15/24     3,027,480
   2,000    Brea Redevelopment Agency, 1993 Refg Ser AB (MBIA)..........   5.75    08/01/23     1,982,080
   2,000    Cerritos Public Financing Authority, Los Coyotes Redev Ser
             1993 A (AMBAC).............................................   5.75    11/01/22     1,985,020
   3,000    Corona Redevelopment Agency, Area A 1994 Refg Ser A
             (FGIC).....................................................   6.25    09/01/13     3,161,460
   3,000    Pittsburg Redevelopment Agency, Los Medanos Refg Ser 1993 A
             (AMBAC)....................................................   5.00    08/01/17     2,721,930
   3,000    Yorba Linda Redevelopment Agency, Ser 1993 A (MBIA).........   5.25    09/01/23     2,743,680
 -------                                                                                       ----------
  16,000                                                                                       15,621,650
 -------                                                                                       ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

PORTFOLIO OF INVESTMENTS April 30, 2000 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
----------------------------------------------------------------------------------------------------------
            Transportation Facilities Revenue (11.2%)
 $   600    Port of Oakland, 2000 Ser K (AMT) (FGIC)....................   5.88%   11/01/17    $  610,668
            San Francisco Airports Commission, San Francisco Int'l
             Airport
   1,680     Second Ser Refg Issue 4 (MBIA).............................   6.00    05/01/20     1,700,227
   1,700     Second Ser Refg Issue 2 (MBIA).............................   6.75    05/01/20     1,811,435
   3,000    San Francisco Bay Area Rapid Transit District, Sales Tax Ser
             1998 (AMBAC)...............................................   4.75    07/01/23     2,523,660
 -------                                                                                       ----------
   6,980                                                                                        6,645,990
 -------                                                                                       ----------

            Water & Sewer Revenue (12.2%)
   2,000    East Bay Municipal Utility District, Water Ser 1998
             (MBIA).....................................................   4.75    06/01/34     1,625,740
   1,000    Eastern Municipal Water District, Water & Sewer Refg Ser
             1998 A COPs (FGIC).........................................   4.75    07/01/23       839,030
   2,900    Garden Grove Public Finance Authority, Water Ser 1993
             (FGIC).....................................................   5.50    12/15/23     2,781,419
   2,000    Los Angeles, Wastewater Refg Ser 1993 A (MBIA)..............   5.70    06/01/20     1,988,520
 -------                                                                                       ----------
   7,900                                                                                        7,234,709
 -------                                                                                       ----------

            Other Revenue (6.8%)
   2,000    Sacremento Financing Authority, 1999 Solid Waste & Redev
             (AMBAC)....................................................   5.75    12/01/22     1,990,120
   2,000    South Orange County Public Financing District #88-1, 1994
             Ser A (MBIA)...............................................   6.00    09/01/18     2,034,480
 -------                                                                                       ----------
   4,000                                                                                        4,024,600
 -------                                                                                       ----------
  60,165    TOTAL CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $56,135,190).......   57,754,026
 -------                                                                                       ----------

            CALIFORNIA TAX-EXEMPT SHORT-TERM MUNICIPAL OBLIGATION (0.8%)
     500    California Pollution Control Financing Authority, Pacific
 -------     Gas & Electric Co Ser 1996 F (Demand 05/01/00) (Identified
             Cost $500,000).............................................   5.75*   11/01/26       500,000
                                                                                               ----------

 $60,665    TOTAL INVESTMENTS (Identified Cost $56,635,190)(a)....................     98.2%   58,254,026
 =======

            OTHER ASSETS IN EXCESS OF LIABILITIES...................................    1.8     1,048,956
                                                                                      -----    ----------

            NET ASSETS.............................................................   100.0%  $59,302,982
                                                                                      =====    ==========

---------------------

   AMT      Alternative Minimum Tax.
   COPs     Certificates of Participation.
    *       Current coupon of variable rate demand obligation.
   (a)      The aggregate cost for federal income tax purposes
            approximates identified cost. The aggregate gross unrealized appreciation is $2,044,839 and the aggregate gross
            unrealized depreciation is $426,003, resulting in net
            unrealized appreciation of $1,618,836.

Bond Insurance:
---------------
   AMBAC     AMBAC Assurance Corporation.
Connie Lee   Connie Lee Insurance Company - A wholly owned subsidiary of
             AMBAC Assurance Corporation.
   FGIC      Financial Guaranty Insurance Company.
   FSA       Financial Security Assurance Inc.
   MBIA      Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2000 (unaudited)

ASSETS:
Investments in securities, at value
 (identified cost $56,635,190)..............................  $58,254,026
Cash........................................................       96,635
Interest receivable.........................................    1,014,270
Prepaid expenses............................................       11,423
                                                              -----------

    TOTAL ASSETS............................................   59,376,354
                                                              -----------

LIABILITIES:
Payable for:
    Investment management fee...............................       17,305
    Shares of beneficial interest repurchased...............        3,909
Accrued expenses............................................       52,158
                                                              -----------

    TOTAL LIABILITIES.......................................       73,372
                                                              -----------

    NET ASSETS..............................................  $59,302,982
                                                              ===========

COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares
 authorized of non-participating $.01 par value, none
 issued)....................................................           --
                                                              -----------
Common shares of beneficial interest (unlimited shares
 authorized of $.01 par value, 4,068,813 shares
 outstanding)...............................................  $57,664,518
Net unrealized appreciation.................................    1,618,836
Accumulated undistributed net investment income.............      254,257
Accumulated net realized loss...............................     (234,629)
                                                              -----------

    TOTAL NET ASSETS........................................  $59,302,982
                                                              ===========

NET ASSET VALUE PER COMMON SHARE
 ($59,302,982 divided by 4,068,813 common shares
 outstanding)...............................................       $14.58
                                                              ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

STATEMENT OF OPERATIONS
For the six months ended April 30, 2000 (unaudited)

NET INVESTMENT INCOME:

INTEREST INCOME.............................................  $1,698,234
                                                              ----------

EXPENSES
Investment management fee...................................     103,940
Professional fees...........................................      32,131
Registration fees...........................................       8,039
Shareholder reports and notices.............................       7,952
Transfer agent fees and expenses............................       7,813
Trustees' fees and expenses.................................       6,188
Custodian fees..............................................       2,799
Other.......................................................       3,325
                                                              ----------

    TOTAL EXPENSES..........................................     172,187

Less: expense offset........................................      (2,796)
                                                              ----------

    NET EXPENSES............................................     169,391
                                                              ----------

    NET INVESTMENT INCOME...................................   1,528,843
                                                              ----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain...........................................     189,886
Net change in unrealized appreciation.......................     339,146
                                                              ----------

    NET GAIN................................................     529,032
                                                              ----------

NET INCREASE................................................  $2,057,875
                                                              ==========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

STATEMENT OF CHANGES IN NET ASSETS

                                                        FOR THE SIX       FOR THE YEAR
                                                       MONTHS ENDED           ENDED
                                                       APRIL 30, 2000     OCTOBER 31, 1999
------------------------------------------------------------------------------------------
                                                         (unaudited)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income................................     $1,528,843         $3,110,561
Net realized gain (loss).............................        189,886           (424,512)
Net change in unrealized appreciation................        339,146         (5,582,392)
                                                          ----------         ----------

    NET INCREASE (DECREASE)..........................      2,057,875         (2,896,343)
                                                          ----------         ----------

DIVIDENDS AND DISTRIBUTIONS TO COMMON
SHAREHOLDERS FROM:
Net investment income................................     (1,540,741)        (3,147,617)
Net realized gain....................................       --                 (657,304)
                                                          ----------         ----------

    TOTAL DIVIDENDS AND DISTRIBUTIONS................     (1,540,741)        (3,804,921)
                                                          ----------         ----------
Decrease from transactions in common shares of
 beneficial interest.................................       (988,111)          (702,943)
                                                          ----------         ----------

    NET DECREASE.....................................       (470,977)        (7,404,207)

NET ASSETS:
Beginning of period..................................     59,773,959         67,178,166
                                                          ----------         ----------
    END OF PERIOD
    (Including undistributed net investment income of
    $254,257 and $266,152, respectively).............    $59,302,982        $59,773,959
                                                          ==========         ==========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS April 30, 2000 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Insured California Municipal Securities (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from both federal and California income taxes. The Trust was organized as a Massachusetts business trust on October 14, 1993 and commenced operations on February 28, 1994.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued for the Trust by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS April 30, 2000 (unaudited) continued

investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), the Trust pays a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2000 aggregated $2,577,292 and $3,276,250, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The preferred shares have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS April 30, 2000 (unaudited) continued

Upon issuance, the Trust will be subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                        CAPITAL
                                                                                        PAID IN
                                                                                       EXCESS OF
                                                               SHARES     PAR VALUE    PAR VALUE
                                                              ---------   ---------   -----------
Balance, October 31, 1998...................................  4,198,513    $41,985    $59,313,587
Treasury shares purchased and retired (weighted average
 discount 9.43%)*...........................................    (53,300)      (533)      (702,410)
                                                              ---------    -------    -----------
Balance, October 31, 1999...................................  4,145,213     41,452     58,611,177
Treasury shares purchased and retired (weighted average
 discount 10.51%)*..........................................    (76,400)      (764)      (987,347)
                                                              ---------    -------    -----------
Balance, April 30, 2000.....................................  4,068,813    $40,688    $57,623,830
                                                              =========    =======    ===========

---------------------
* The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS

At October 31, 1999, the Trust had a net capital loss carryover of approximately $425,000 which will be available through October 31, 2007 to offset future capital gains to the extent provided by regulations.

7. DIVIDENDS TO COMMON SHAREHOLDERS

On March 28, 2000, the Trust declared the following dividends from net investment income:

 AMOUNT        RECORD         PAYABLE
PER SHARE       DATE           DATE
---------   ------------   -------------
 $0.0625    May 5, 2000    May 19, 2000
 $0.0625    June 9, 2000   June 23, 2000

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                        FOR THE SIX                    FOR THE YEAR ENDED OCTOBER 31*
                                                       MONTHS ENDED         -----------------------------------------------------
                                                      APRIL 30, 2000*         1999       1998        1997       1996       1995
---------------------------------------------------------------------------------------------------------------------------------
                                                        (unaudited)
SELECTED PER SHARE DATA:
Net asset value, beginning of period................       $14.42           $ 16.00     $15.50     $ 15.02     $14.84     $13.15
                                                           ------           -------     ------     -------     ------     ------
Income (loss) from investment operations:
 Net investment income..............................         0.37              0.74       0.76        0.78       0.78       0.76
 Net realized and unrealized gain (loss)............         0.14             (1.43)      0.52        0.50       0.12       1.59
                                                           ------           -------     ------     -------     ------     ------
Total income (loss) from investment operations......         0.51             (0.69)      1.28        1.28       0.90       2.35
                                                           ------           -------     ------     -------     ------     ------
Less dividends and distributions from:
 Net investment income..............................        (0.38)            (0.75)     (0.78)      (0.81)     (0.75)     (0.72)
 Net realized gain..................................           --             (0.16)        --          --      (0.01)        --
                                                           ------           -------     ------     -------     ------     ------
Total dividends and distributions...................        (0.38)            (0.91)     (0.78)      (0.81)     (0.76)     (0.72)
                                                           ------           -------     ------     -------     ------     ------
Anti-dilutive effect of acquiring treasury shares...         0.03              0.02         --        0.01       0.04       0.04
                                                           ------           -------     ------     -------     ------     ------
Offering costs charged against capital..............           --                --         --          --         --       0.02
                                                           ------           -------     ------     -------     ------     ------
Net asset value, end of period......................       $14.58           $ 14.42     $16.00     $ 15.50     $15.02     $14.84
                                                           ======           =======     ======     =======     ======     ======
Market value, end of period.........................       $13.00           $12.938     $15.25     $14.375     $13.50     $12.50
                                                           ======           =======     ======     =======     ======     ======
TOTAL RETURN+.......................................         3.43%(1)         (9.83)%    11.71%      12.64%     14.33%     20.51%

RATIOS TO AVERAGE NET ASSETS:
Total expenses......................................         0.58%(2)(3)       0.58%(3)   0.58%(3)    0.56%(3)   0.58%(3)   0.72%(3)
Net investment income...............................         5.15%(2)          4.80%      4.84%       5.14%      5.22%      5.35%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.............      $59,303           $59,774    $67,178     $65,111    $63,753    $64,469
Portfolio turnover rate.............................            5%(1)             9%        12%         --         --          3%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1) Not annualized.
(2) Annualized.
(3) Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

REVISED INVESTMENT POLICY (unaudited)

On January 26, 2000, the Trustees of Morgan Stanley Dean Witter Insured California Municipal Securities (the "Trust") approved an investment policy whereby the Trust would be permitted to invest up to 10% of its assets in inverse floating rate municipal obligations. The inverse floating rate municipal obligations in which the Trust will invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or
(ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligation will increase and if market interest rates increase, the interest rate on the obligation will fall. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

The financial statements included herein have been taken from the records of the Trust without examination by the independent accountants and accordingly they do not express an opinion thereon.

MORGAN STANLEY
DEAN WITTER
INSURED
CALIFORNIA
MUNICIPAL
SECURITIES


Semiannual Report
April 30, 2000